Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                           VA Omega Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	11
Fund at a Glance	3	Statement of Operations	12
Portfolio Manager Interview	4	Statement of Changes in Net Assets	13
Financial Highlights	6	Notes to Financial Statements	14
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Fund at a Glance as of June 30, 2001

“Two of our important long-term
investment themes were to try to
capture opportunities from the
increasing productivity of American
industry and from the aging of the
baby boomer generation.”

Portfolio
Management

Maureen E. Cullinane
Tenure: April 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

6 month return	–7.13%

Average Annual Returns

1 year	–29.54%

Since Portfolio Inception	11.89%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Omega Fund1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Omega Fund had a negative return for the six-month period ended June 30, 2001, although its performance exceeded that of the growth investing benchmark, the Russell 1000 Growth Index. For the six months, the fund had a total return of –7.13%, compared to a return of –14.24% for the Russell 1000 Growth Index.

Portfolio
Characteristics

(As of 6/30/2001)

Total Net Assets	$106,510,602

Number of Holdings	74

P/E Ratio	28.6x

What was the investment environment like during the first six months of 2001?

It was a difficult environment for investing in stocks. Investors were concerned about an economic slowdown and had very little confidence about sectors and companies in which to invest.

They were especially concerned about the technology and telecommunications areas, which had benefited from heavy corporate capital spending in 1999 and 2000. As signs of slowing growth grew, corporations slashed their technology spending, resulting in large build-ups in inventories at many technology companies.

Rapidly changing energy prices added to the unease and uncertainty. Early in the year, oil and natural gas prices rose dramatically, then leveled, and finally began to retreat toward the end of the six-month period. Energy stocks went from being performance leaders to performance laggards in just a few months.

As the period progressed, consumer discretionary stocks staged a rebound based on expectations that lower interest rates eventually would translate into accelerated earnings for consumer-related companies.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Consumer Discretionary	31.7%

Information Technology	23.3%

Healthcare	22.2%

Industrials	9.2%

Energy	5.4%

What were your principal strategies?

Two of our important long-term investment themes were to try to capture opportunities from the increasing productivity of American industry and from the aging of the baby boomer generation. The productivity theme usually translates into investments in technology companies, which provide the tools that enable this transformation in productivity to occur. The aging-of-America theme often translates into investments in healthcare-related companies that provide the products and services increasingly in demand as people grow older.

However, through most of the period, we significantly underweighted technology stocks when contrasted with the sector’s weighting in the Russell 1000 Growth Index. At the end of the period, technology accounted for about 23% of the fund’s net assets. We recognized that technology is cyclical and subject to economic trends. So, while

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Portfolio Manager Interview

the long-term outlook for technology is good, the current earnings outlook for technology is weak. Our technology investments have been in those companies with reasonable stock valuations and recurring revenues and profits. We maintained investments, for example, in software services companies such as Affiliated Computer Services and data-processing services companies such as Paychex. We also liked semiconductor-related companies. The semiconductor industry was one of the first areas to feel the effects of slowing economic growth and may also be one of the first to feel the positive effects of an economic rebound. One of the top-performing fund holdings during the six months was NVIDIA Corp., which produces 3D graphics chips to be used in Microsoft’s X-Box, the new game console to be introduced later this year. Nvidia’s stock price doubled during the period.

Our healthcare holdings accounted for approximately 22% of net assets on June 30, 2001, close to the weighting in the Russell 1000 Growth Index. In general, we did not focus on the major pharmaceutical companies, but preferred the generic manufacturers, such as Mylan Labs, and medical technology companies, such as Medtronic (a manufacturer of cardiac devices), St. Jude (a manufacturer of heart valves), and Stryker, (a manufacturer of orthopedic products).

We reduced our energy position from about 12% of net assets to less than 6% during the six months. We decided to cut back when it appeared oil and natural gas prices had peaked. We sharply reduced our natural gas investments, while maintaining investments in oil services companies. We believe there will continue to be a need for oil and gas exploration and production, which should translate into accelerating earnings for the services companies.

As we reduced energy, we raised our weighting in the consumer discretionary sector, which includes retailers, media companies, restaurants and entertainment companies. We believe the effects of lower interest rates, lower taxes and even lower energy costs should begin to be felt by consumer-related stocks.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)
Tyco International, Ltd.	3.7%

AOL Time Warner, Inc.	2.8%

Electronic Arts, Inc.	2.7%

Mylan Laboratories, Inc.	2.5%

Microsoft Corp.	2.5%

Comcast Cable Communications Corp.	2.4%

Viacom, Inc.	2.3%

Clear Channel Communications, Inc.	2.1%

Parametric Technology Corp.	2.1%

Express Scripts, Inc.	2.1%

What is your outlook?

We are reasonably optimistic. After more than a year of negative returns in the equity market, we believe we are getting closer to a rebound. The aggressive actions of the Federal Reserve Board, which cut short-term rates six times during the six-month period, eventually should have an impact on the economy and growth should improve. As we approach the end of 2001, we should start beginning to see evidence of an economic revival. Corporate earnings reports, when compared to those of late 2000, may show improvement.

The challenging market since March 2000 has chastened investors and left them with more realistic expectations about potential returns. The market is more rational today than it was in early 2000, and that should be good news for long-term investors. We should have an improved environment for equity investing in 2002, if not earlier.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,
		2000	1999	1998 #	1997 (a) #
Net asset value, beginning of period	$16.97	$ 19.98	$ 13.57	$11.10	$ 10.00

Income from investment operations
Net investment income (loss)	0	0.01	(0.06)	(0.04)	(0.06)
Net realized and unrealized gains or losses on securities	(1.21)	(2.27)	6.47	2.51	1.16

Total from investment operations	(1.21)	(2.26)	6.41	2.47	1.10

Distributions to shareholders from
Net investment income	0	(0.01)	0	0	0
Net realized gains	0	(0.74)	0	0	0
Total distributions	0	(0.75)	0	0	0

Net asset value, end of period	$15.76	$ 16.97	$ 19.98	$13.57	$ 11.10

Total return*	(7.13%)	(12.46%)	47.24%	22.25%	11.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$106,511	$97,397	$24,176	$4,039	$ 1,868
Ratios to average net assets
Expenses‡	0.71%†	0.68%	0.96%	1.02%	1.06%†
Net investment income (loss)	(0.02%)†	0.07%	(0.35%)	(0.33%)	(0.74%)†
Portfolio turnover rate	98%	177%	120%	49%	39%

(a)	For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value
COMMON STOCKS–96.6%
CONSUMER DISCRETIONARY–31.7%
Automobiles–1.6%
Harley–Davidson, Inc.	36,500	$1,718,420

Distributors–1.2%
W.W. Grainger, Inc.	30,000	1,234,800

Hotels, Restaurants & Leisure–4.0%
Applebee’s International, Inc.	51,000	1,632,000
Brinker International, Inc. *	59,000	1,525,150
Six Flags, Inc. *	55,000	1,157,200

		4,314,350

Household Durables–3.6%
Centex Corp.	20,000	815,000
Ethan Allen Interiors, Inc.	30,000	975,000
Furniture Brands International, Inc. *	43,000	1,204,000
Pulte Corp.	20,000	852,600

		3,846,600

Leisure Equipment & Products–2.7%
Electronic Arts, Inc. *	49,000	2,837,100

Media–10.1%
AOL Time Warner, Inc. *	56,500	2,994,500
Clear Channel Communications, Inc. *	36,500	2,288,550
Comcast Cable Communications Corp., Class A *	58,700	2,547,580
Omnicom Group, Inc.	6,300	541,800
Viacom, Inc., Class B *	46,856	2,424,798

		10,797,228

Multi-line Retail–1.2%
Family Dollar Stores, Inc.	50,000	1,281,500

Specialty Retail–6.9%
Bed Bath & Beyond, Inc. *	57,500	1,794,000
Best Buy Co., Inc. *	30,000	1,905,600
Borders Group, Inc. *	15,400	344,960
Lowes Companies, Inc.	15,000	1,088,250
Pier 1 Imports, Inc.	88,500	1,017,750
Toys ”R” Us, Inc. *	50,000	1,237,500

		7,388,060

Textiles & Apparel–0.4%
Skechers U.S.A., Inc. *	12,800	374,144

ENERGY–5.4%
Energy Equipment & Services–3.6%
Cooper Cameron Corp. *	16,000	892,800
Lone Star Technologies, Inc. *	20,000	724,000

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value
COMMON STOCKS–continued
ENERGY–continued
Energy Equipment & Services–continued
Nabors Industries, Inc. *	18,000	$669,600
National Oilwell, Inc. *	20,000	536,000
Weatherford International, Inc. *	20,000	960,000

		3,782,400

Oil & Gas–1.8%
Devon Energy Corp.	18,000	945,000
Kerr-McGee Corp.	15,200	1,007,304

		1,952,304

FINANCIALS–3.3%
Diversified Financials–3.3%
Citigroup, Inc.	39,266	2,074,816
J.P. Morgan Chase & Co.	31,500	1,404,900

		3,479,716

HEALTH CARE–22.2%
Biotechnology–3.4%
Abgenix, Inc. *	8,500	382,500
Genetech, Inc. *	19,000	1,046,900
IDEC Pharmaceuticals Corp. *	17,300	1,171,037
OSI Pharmaceuticals, Inc. *	19,800	1,041,282

		3,641,719

Health Care Equipment & Supplies–4.9%
Medtronic, Inc.	34,000	1,564,340
Respironics, Inc. *	35,000	1,041,600
Saint Jude Medical, Inc. *	20,000	1,200,000
Stryker Corp.	26,000	1,426,100

		5,232,040

Health Care Providers & Services–5.2%
AmeriSource Health Corp., Class A *	24,500	1,354,850
Cardinal Health, Inc.	28,000	1,932,000
Express Scripts, Inc., Class A *	40,000	2,201,200

		5,488,050

Pharmaceuticals–8.7%
American Home Products Corp.	20,000	1,168,800
Biotech Holders Trust *	15,000	1,987,500
Cell Therapeutics, Inc. *	19,100	527,924
Mylan Laboratories, Inc.	96,100	2,703,293
Pfizer, Inc.	45,000	1,802,250
Watson Pharmaceuticals, Inc. *	17,500	1,078,700

		9,268,467

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value
COMMON STOCKS–continued
INDUSTRIALS–9.2%
Commercial Services & Supplies–5.5%
Concord EFS, Inc. *	14,100	$733,341
Devry, Inc. *	39,000	1,408,680
Paychex, Inc.	40,000	1,600,000
Republic Services, Inc., Class A *	105,000	2,084,250

		5,826,271

Industrial Conglomerates–3.7%
Tyco International, Ltd.	72,000	3,924,000

INFORMATION TECHNOLOGY–23.3%
Computers & Peripherals–4.0%
Lexmark International Group, Inc., Class A *	15,000	1,008,750
NVIDIA Corp. *	16,900	1,567,475
QLogic Corp. *	26,187	1,687,752

		4,263,977

Electronic Equipment & Instruments–0.6%
Waters Corp. *	25,000	690,250

Internet & Catalog Retail–0.6%
Amazon.com, Inc. *	45,000	636,750

IT Consulting & Services–3.0%
Affiliated Computer Services, Inc., Class A *	30,000	2,157,300
SunGard Data Systems, Inc. *	36,000	1,080,360

		3,237,660

Semiconductor Equipment & Products–9.0%
Advanced Energy Industries, Inc. *	30,000	1,238,100
Altera Corp.	28,000	812,000
Cirrus Logic, Inc. *	20,000	460,600
Intersil Holding Corp., Class A *	35,000	1,274,000
LTX Corp. *	40,000	1,022,400
Microchip Technology, Inc. *	32,975	1,102,354
Micron Technology, Inc. *	30,000	1,233,000
Texas Instruments, Inc.	56,300	1,773,450
Xilinx, Inc. *	16,000	659,840

		9,575,744

Software–6.1%
Microsoft Corp. *	36,200	2,642,600
Parametric Technology Corp. *	161,500	2,259,385
Rational Software Corp. *	55,000	1,542,750

		6,444,735

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value
COMMON STOCKS–continued
MATERIALS–1.5%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	35,000	$1,601,250

Total Common Stocks		102,837,535

SHORT-TERM INVESTMENTS–3.8%
MUTUAL FUND SHARES–3.8%
Evergreen Select Money Market Fund ø	4,065,163	4,065,163

Total Investments–(cost $99,551,060)–100.4%		106,902,698
Other Assets and Liabilities–(0.4%)		(392,096)

Net Assets–100.0%		$106,510,602

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$99,551,060
Net unrealized gains on securities	7,351,638

Market value of securities	106,902,698
Receivable for securities sold	656,985
Receivable for Fund shares sold	81,521
Dividends and interest receivable	41,219
Deferred organization expenses	1,395

Total assets	107,683,818

Liabilities
Payable for securities purchased	1,047,060
Payable for Fund shares redeemed	119,576
Advisory fee payable	4,527
Due to other related parties	871
Accrued expenses and other liabilities	1,182

Total liabilities	1,173,216

Net assets	$106,510,602

Net assets represented by
Paid-in capital	$132,360,453
Undistributed net investment loss	(10,374)
Accumulated net realized losses on securities	(33,191,115)
Net unrealized gains on securities	7,351,638

Total net assets	$106,510,602

Shares outstanding	6,759,703

Net asset value per share	$15.76

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends (net of foreign withholding taxes of $159)	$192,688
Interest	144,644

Total investment income	337,332

Expenses
Advisory fee	258,452
Administrative services fees	49,702
Transfer agent fee	89
Trustees’ fees and expenses	1,186
Printing and postage expenses	19,503
Custodian fee	11,209
Professional fees	8,169
Organization expenses	1,003
Other	2,704

Total expenses	352,017
Less: Expense reductions	(4,541)

Net expenses	347,476

Net investment loss	(10,144)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(14,688,355)

Net change in unrealized gains or losses on securities	7,381,200

Net realized and unrealized losses on securities	(7,307,155)

Net decrease in net assets resulting from operations	$(7,317,299)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income (loss)	$(10,144)	$46,429
Net realized losses on securities	(14,688,355)	(18,450,031)
Net change in unrealized gains or losses on securities	7,381,200	(4,440,246)

Net decrease in net assets resulting from operations	(7,317,299)	(22,843,848)

Distributions to shareholders from
Net investment income	0	(54,073)
Net realized gains	0	(1,525,369)

Total distributions to shareholders	0	(1,579,442)

Capital share transactions
Proceeds from shares sold	20,048,861	97,162,616
Payment for shares redeemed	(3,617,815)	(1,097,500)
Net asset value of shares issued in reinvestment of distributions	0	1,579,441

Net increase in net assets resulting from capital share transactions	16,431,046	97,644,557

Total increase in net assets	9,113,747	73,221,267
Net assets
Beginning of period	97,396,855	24,175,588

End of period	$106,510,602	$97,396,855

Undistributed (overdistributed) net investment income (loss)	$(10,374)	$(230)

Other Information:
Share increase (decrease)
Shares sold	1,255,627	4,517,903
Shares redeemed	(236,857)	(51,686)
Shares issued in reinvestment of distributions	0	64,871

Net increase in shares	1,018,770	4,531,088

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

E.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements (Unaudited) (continued)

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.52% of the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $114,076,253 and $92,814,154, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $99,551,060. The gross unrealized appreciation and depreciation on securities based on that cost was $10,884,297 and $3,532,659, respectively, with a net unrealized appreciation of $7,351,638.

As of December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $6,039,575 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October losses of $11,066,400.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $4,541 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.01%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements (Unaudited) (continued)

8.  CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

9.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

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